Exhibit 99.2

Natera, Inc. Investor presentation First Quarter 2022 Earnings Call May 5, 2022

Safe Harbor Statement

This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our proposed products and launch schedules, our reimbursement coverage and our product costs, our commercial partners and potential acquisitions, our user experience, our clinical trials and studies, our financial performance, our strategies, our anticipated revenue and financial outlook, our goals and general business and market conditions, are forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to maintain our business and operations as planned due to disruptions and economic uncertainty caused by the COVID-19 pandemic; we may be unable to further increase the use and adoption of Panorama and Horizon through our direct sales efforts or through our laboratory partners; we may be unable to develop and successfully commercialize new products, including Signatera and Prospera; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; we may need to raise additional capital to support our business plans, which may not be available when necessary or on favorable terms; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies, including our SNP-based Microdeletion and Aneuploidy RegisTry, or SMART, Study, may not be compelling to professional societies or payors as supporting the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA-certified laboratory facilities becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third-party payer coverage and reimbursement for Panorama, Horizon and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; litigation or other proceedings, resulting from either third party claims of intellectual property infringement or third party infringement of our technology, is costly, time-consuming and could limit our ability to commercialize our products or services; any inability to effectively protect our proprietary technology could harm our competitive position or our brand; and we cannot guarantee that we will be able to service and comply with our outstanding debt obligations or achieve our expectations regarding the conversion of our outstanding convertible notes. We discuss these and other risks and uncertainties in greater detail in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports on Forms 10-K and 10-Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 249-9090.

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3 Not for reproduction or further distribution. • Total revenues of $194M; ~57% growth over Q1 21 1 • 489K total tests processed in Q1 2022; ~41% growth vs. Q1 21 • 2022 revenue guidance raised: Total revenues now expected to be $790M – $810M • Board and executive leaders elect to take 100% equity compensation for the remainder of 2022 • Clinical validation studies published in heart and lung transplant • Dr. Sangeeta Bhorade joins Natera as VP of Medical Affairs for Organ Health • New CIRCULATE CRC data demonstrates 75% detection from a single timepoint 4 weeks post surgery; paper now in submission • Signatera performance in breast cancer highlighted in two analyses presented at AACR • 10 Signatera abstracts, including 7 posters, to be presented at ASCO in early June • Signatera ADLT pricing revised upward from $3,500 to $3,920 Recent Highlights 1. Pro forma for the one - time Qiagen revenue recognition of $28.6M in 2021

4 Not for reproduction or further distribution. Record Q1 22 Volume of 489,000 Units Total processed units (in thousands) • ~ 41% volume growth over Q1 2021 • Strong market share gains in Women’s Health • Continued momentum in Transplant and Oncology 200 K 195 K 200 K 209 K 235 K 234 K 262 K 295 K 348 K 376 K 407 K 439 K 489 K Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22

5 Not for reproduction or further distribution. $124 $142 $158 $173 $194 $100 $110 $120 $130 $140 $150 $160 $170 $180 $190 $200 Q121 Q221 Q321 Q421 Q122 Revenues Accelerating with Volume Growth $62 $67 $94 $124 $194 – $50 $100 $150 $200 $250 Q1 2018 Q12019 Q1 2020 Q1 2021 Q1 2022 Total revenues: year on year trend ($ in millions) 8% 41% 32% 1 57% 1 Total revenues: sequential quarters 1 ($ in millions) Q1 2019 1. YOY growth rates are pro forma for the $28.6mm of Qiagen rev in Q1 21

Prospera Heart – Strong Clinical Validation Study Results

DEDUCE study publication

The Journal of
Heart and Lung Transplantation
The Official Publication of the International Society for Heart and Lung Transplantation

ORIGINAL CLINICAL SCIENCE ADVANCED HEART FAILURE AND TRANSPLANTATION | ARTICLES IN PRESS

A novel donor-derived cell-free DNA assay for the detection of acute rejection in heart transplantation

Paul J. Kim, MD • Michael Olymbios, MD • Alfonso Siu, MD • ...
Zachary P. Demko, PhD • Paul R. Billings, MD, PhD •
Josef Stehlik, MD, MPH • Show all authors

Open Access • Published: April 09, 2022 •

DOI: https://doi.org/10.1016/j.healun.2022.04.002

Key results

Multi-site clinical validation study of Prospera Heart for the assessment of acute rejection in heart transplant patients:

- Demonstrated exceptional performance, including 0.87 AUC in the prospective arm and 0.86 AUC overall.

Additional studies

- **NIH-supported DTRT study** – Fully-enrolled, prospective, multi-center study with >150 heart transplant recipients followed up to 2 years post-transplant.
- **Natera-sponsored DETECT trial** – First randomized controlled trial comparing dd-cfDNA surveillance to endomyocardial biopsy surveillance in patients of all risk profiles from 30 days post-transplant.

1. Transplantation Direct 2022;8: e1317; doi: 10.1097/TXD.0000000000001317

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Renasight – Large Unmet Medical Need

U.S. Unmet Need

- 37 million patients with chronic kidney disease (CKD), with 750,000 patients newly diagnosed each year
- 2019 NEJM study found ~10% of patients had a genetic basis for their CKD; similar diagnostic yield to cancer[1]
- For patients with a positive genetic finding, 89% of patients had clinical utility

Renasight 1000

AJN
American Journal of Nephrology

Genetic Etiologies for Chronic Kidney Disease Revealed through Next-Generation Renal Gene Panel

- Renasight study on the commercial experience of 1,000 Renasight tests

RenaCARE

- Real-world, prospective, multi-center study to assess clinical utility of the Renasight genetic testing panel
- Already enrolled 1,600 patients across 25 U.S. sites
- Enrollment expected to complete in Q2 22
- Expected to submit study for publication in late 2022

"We're optimistic that this study will show that next-generation sequencing (NGS) multi-gene assays can be used in a real world setting, to inform and guide disease management and help improve patient outcomes."

Ali Gharavi, M.D., Chief of the Division of Nephrology at New York-Presbyterian/ Columbia University Irving Medical Center.

NewYork-Presbyterian
Columbia University Irving Medical Center

1. Groopman EE, Marasa M, Cameron-Christie S, et al. Diagnostic Utility of Exome Sequencing for Kidney Disease. *N Engl J Med*. 2019; 380:142-151 DOI: 10.1056/NEJMoa1806891
2. Bleyer AJ, Westemeyer M, Xie J, et al. Genetic Etiologies for Chronic Kidney Disease Revealed through Next-Generation Renal Gene Panel. *Am J Nephrol*. 2022 Mar 24:1-10. doi: 10.1159/000522226.

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8 Not for reproduction or further distribution. Key Updates on Signatera in Colorectal Cancer (CRC) Updated CIRCULATE - Japan data CIRCULATE - US trial activation • CIRCULATE - US trial: National, prospective, multi - center, randomized clinical trial to investigate MRD - guided treatment for patients with early - stage CRC • FDA recently granted an investigational device exemption (IDE) for the study Analysis presented at SSO 2022: Demonstrated single timepoint detection of 75% for recurrence in stage II - III CRC patients at 4 weeks post surgery • Updated from ASCO GI data that had 68% singe timepoint MRD detection for disease - free survival • Paper in submission to leading medical journal

9 Not for reproduction or further distribution. BESPOKE CRC Study Enrolls First 1,000 Patients 1. ClinicalTrials.gov Identifier: NCT04264702; BESPOKE Study of ctDNA Guided Therapy in Colorectal Cancer Study Objective: Assess the impact of Signatera test results on changes in treatment decisions and clinical outcomes for patients diagnosed with Stage I - IV colorectal cancer through a prospective registry trial Summary Upcoming Interim Analysis: Clinical investigators expect to conduct an interim analysis later in 2022 for presentation or publication in H1 23 Enrollment: Upwards of 2,000 patients at over 100 sites

10 Not for reproduction or further distribution. Breast Cancer Data Presented at AACR 1. All Patient Invasive Disease - Free Survival (IDFS); Clinical Outcome associated with ctDNA in plasma during/post - chemotherapy. B EATRICE study used a custom ctDNA test. 2. Note: ctDNA+ survival outcomes shown in orange . Survival based on ctDNA measured after neoadjuvant chemo. Phase 3 BEATRICE study I - SPY 2 study • Data from I - SPY 2 phase II trial demonstrates the prognostic value of ctDNA in both HR+/HER2 - and TNBC (measured by pathological complete response (pCR) and residual cancer burden (RCB)) • Demonstrated the prognostic value of ctDNA monitoring in early - stage TNBC patients • 19.9% of patients had detectable ctDNA after surgery, strongly associated with inferior outcomes • Lead time between first ctDNA positivity and radiographic recurrence was 6.1 months at median and up to 30.5 months pCR for HR+ / HER 2 - breast cancer patients 2 1.0 0.8 0.6 0.4 0.2 0.0 Survival Probability 0 1 3 5 2 4 6 Time in Years All patient IDFS by post - baseline ctDNA 1 1.0 0.8 0.6 0.4 0.2 0.0 Survival Probability 0 10 30 50 Event Free Rate at 36 Months Negative 92.4% Positive 47.5% 20 40 60 70 Month to Event or Censoring Negative, MST NA Positive, MST 32.27 pCR_ctDNA No_pCR_ctDNA - _HR+HER2 - No_pCR_ctDNA+_HR+HER2 - p = 0.00022

11 Not for reproduction or further distribution. Indication Poster Title Breast Serial postoperative ctDNA monitoring of breast cancer recurrence Lung Minimal residual disease (MRD) detection by ctDNA in relation to radiographic disease progression in patients with stage I - III non – small cell lung cancer (NSCLC) treated with definitive radiation therapy. Sarcoma Circulating tumor DNA (ctDNA) detection of molecular residual disease (MRD) as a potential biomarker in localized soft tissue sarcoma (STS). Merkel Cell The relationship between circulating tumor DNA with Merkel cell carcinoma tumor burden and detection of recurrence. Renal Cell Monitoring efficacy of neoadjuvant sunitinib in metastatic renal cell carcinoma using a personalized and tumor informed ctDNA assay. Colon Colon adjuvant chemotherapy based on evaluation of residual disease (CIRCULATE - US) Colon NSABP FC - 12: A single - arm, phase II study to evaluate treatment with gevokizumab in patients with stage II/III colon cancer who remain ctDNA+ after curative surgery and adjuvant chemotherapy New Signatera Data to be Presented 1. 2022 ASCO Annual Meeting (https://conferences.asco.org/am/attend).

12 Not for reproduction or further distribution. New FDA Draft Guidance for MRD - Guided Drug Development Formal pathway for drug developers, how to incorporate tumor - informed ctDNA testing into clinical trials Potential for use of ctDNA as an early endpoint to support drug approval Summary

13 Not for reproduction or further distribution. Signatera Coverage Roadmap • Colorectal, stages II - IV • Immunotherapy response monitoring, pan - cancer • ADLT status from CMS MRD leadership with data from >3,500 patients, >15 peer - reviewed publications 100+ clinical studies in pipeline to drive coverage and practice guidelines • NCCN guidelines in CRC • Coverage for 5+ additional cancer types • Private payor initial coverage • Readouts from definitive, phase 3 studies • Pan - cancer coverage 2022 – 2023 goals 2020 – 2021 2024 onward

14 Not for reproduction or further distribution. Q1 22 Financial Overview ($ in millions, except for per share data) Balance sheet March 31, 2022 Dec 31, 2021 Change Q/Q Cash & investments 3 $752.2 $914.5 ($162.3) UBS line of credit $50.1 $50.1 $ — Convertible senior notes 4 $280.7 $280.4 $0.3 P&L Q1’22 Q1’21 Change Y/Y Product revenues $190.0 $120.4 $69.6 Licensing and other revenues 1 $4.1 $31.9 ($27.8) Total revenues $194.1 $152.3 $41.8 Gross margin% 2 46.8% 46.0% 80 bps R&D $80.4 $40.2 $40.2 SG&A $147.6 $108.3 $39.3 Net loss per diluted share ($1.45) ($0.74) ($0.71) 1. Q1 21 Licensing and other revenues includes one - time Qiagen revenue recognition of $28.6M. 2. Q1 21 Gross margin is adjusted to exclude one - time Qiagen revenue of $28.6M. 3. Cash and investments also include cash equivalents and restricted cash. 4. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470 - 20 while the gross principal amounts out standing is $287.5 million as of March 31, 2022.

15 Not for reproduction or further distribution. Raising 2022 Annual Guidance Guide $ (millions) Original Current Key drivers Revenue $770 - $790 $790 - $810 • Volume outperformance • Increasing ASPs Gross margin % revenue 46% – 48% 46% – 48% • Improving ASP trends in Q1 SG&A $560 – $590 $560 – $590 • Commercial teams built - out R&D $340 - $360 $340 - $360 • Foundational clinical trials and lab workflow expansion Cash burn $370 - $400 $370 - $400 • Poised to decline in 2023 and beyond

2022 Investments Designed to Scale Revenues for Years

Path to cash flow breakeven:

- Existing product portfolio driving continued revenue growth in large, under-penetrated markets
- Commercial teams already in place
- Stable R&D spend focused on low technical risk, high ROIC projects:
  - New versions of proven products
  - COGS reduction projects
  - Lab expansion
  - Prospective clinical trials

Estimated P&L progression


$2bn+
$1.3bn - $1.5bn
70%+ gross margins
$790m - $810m
~55% gross margins
46-48% gross margins
25%+ EBIT margins
2022
Cash Flow Breakeven
Steady state

Cash burn expected to drop significantly in 2023

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17 Not for reproduction or further distribution. ©2020 Natera, Inc. All Rights Reserved. Not for reproduction or further distribution. ©2022 Natera, Inc. All Rights Reserved. Not for reproduction or further distribution.